UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 22, 2023
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 22, 2023, the Compensation and Human Capital Committee of the Board of Directors (the “Board”) of Encompass Health Corporation (the “Company”) approved the amendment of the form of equity award agreements for senior vice presidents and above, beginning with annual grants under the long-term equity incentive plan (the “LTIP”) in 2023, to add two new provisions.
The first new provision adds a relative total shareholder return modifier to both the Earnings Per Share and Return on Invested Capital performance metrics under the LTIP. This modifier may impact the overall performance achievement depending on the Company’s Total Shareholder Return (“TSR”) relative to TSRs of the companies in the S&P Composite 1500 Health Care (providers and services) Index over the 2023-2025 three-year period. If the Company’s TSR is in the 75th percentile or above of the TSRs of the companies in that index, the number of shares earned from the achievement of the financial metrics will be multiplied by 1.25, not to exceed the existing 200% of target achievement cap. Conversely, if the Company’s TSR is in the 25th percentile or lower of the TSRs of the companies in that index, the number of shares earned from the achievement of the financial metrics will be multiplied by 0.75. If the Company’s TSR is at the 50th percentile, there is no change in the number of shares earned.
The second new provision adds a “good leaver” retirement clause in order to promote orderly succession planning and transition in key roles. The “good leaver” retirement clause reads:
In the event Grantee qualifies for Retirement, the Award shall vest in its entirety, rather than pro rata as required by Section 16.8 of the Plan, and the restrictions on transfer herein shall lapse in accordance with the schedule herein, provided the following conditions are deemed by the chief executive officer of the Corporation (the “CEO”), or the Committee in the case Grantee is the CEO, to be satisfied:
a.Grantee delivers written notice (“Retirement Notice”) to the CEO, or the Committee in the case Grantee is the CEO, of Grantee’s effective date of Retirement (the “Retirement Date”) not less than 180 calendar days in advance of such date;
b.the Date of Grant is not less than 90 calendar days prior to the date of receipt of the Retirement Notice;
c.Grantee does not violate restrictive covenants herein; and
d.Grantee remains in good standing with the Corporation and cooperates with all reasonable requests to assist in the succession process for Grantee’s position through the Retirement Date; provided, in the event Grantee dies or incurs a Disability after delivering the Retirement Notice and Grantee has satisfied the other conditions set forth herein, the Award shall vest in its entirety, rather than pro rata as required by Section 16.8 of the Plan, and the restrictions on transfer herein shall lapse immediately upon such death or Disability.

On February 23, 2023, the Board unanimously approved the following one-time grants of restricted stock, cliff-vesting on the third anniversary of the grant, to further retention:

Grantee	Value of Restricted Stock
Douglas E. Coltharp	$1,925,000
Patrick Darby	$908,000
These one-time grants do not include the “good leaver” retirement clause described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: February 27, 2023